UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      COMMISSION FILE NUMBER: 033-07456-LA


Date of Report (Date of earliest event reported):    JANUARY 6, 2005


                                  SECURAC CORP.
             (Exact name of registrant as specified in its charter)

                 Nevada                                   88-0210214
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)

  2500, 520 - 5th Avenue S.W., Calgary, Alberta                  T2P 3R7
                     Canada
    (Address of principal executive offices)                    (Zip Code)

                                 (403) 225-0403
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As previously disclosed effective January 6, 2005 we acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"). The transaction was effected pursuant to a share exchange agreement entered into on the same date by our company with the shareholders of RGI, as a result of which RGI is now a wholly-owned subsidiary of our company. The principal asset of RGI is a license to commercialize the application of corporate governance technology in North America.

Reference is made to the original filing of this Current Report on Form 8-K, as filed with the Securities Exchange Commission on January 19, 2005, for a more complete description of the acquisition.

This amendment is being filed to provide the pro forma financial statements of the acquired business, which were not included in the original filing of this Current Report on Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)      Pro forma financial information:

         (i) Unaudited pro forma consolidated balance sheet as of December 31, 2004

         (ii) Unaudited pro forma consolidated statement of operations for the year ended December 31, 2004

         (iii) Summary of Assumptions and Disclosures

     See pages F-1 through F-4, immediately following the signature page of this report.


(b)   Exhibits - None.

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this amendment to its Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 Securac Corp.
                                                 (Registrant)


                                                 By:  /s/ Paul James Hookham
                                                      --------------------------
                                                      Paul James Hookham
                                                      Chief Financial Officer,
                                                      Treasurer and Secretary

Dated:   May 23, 2005

                          SECURAC CORP. AND SUBSIDIARY
                        Combined Pro Forma Balance Sheet
                         (Expressed in Canadian Dollars)

                                     ASSETS

                                                           Securac          Risk
                                                            Corp.        Governance     Pro Forma
                                                           (Parent)         Inc.       Adjustments
                                                         December 31,   December 31,     Increase     Pro Forma
                                                             2004           2004        (Decrease)    Combined
                                                         -----------    -----------    -----------   -----------
                                                                        (Unaudited)                  (Unaudited)
CURRENT ASSETS

     Cash and cash equivalents                           $   254,860    $        --    $        --   $   254,860
     Accounts receivable, net                                332,006             --             --       332,006
     Advances and other receivables                           56,385             --             --        56,385
     Prepaid expenses and deposits                            25,216             --             --        25,216
                                                         -----------    -----------    -----------   -----------

         Total Current Assets                                668,467             --             --       668,467
                                                         -----------    -----------    -----------   -----------

PROPERTY AND EQUIPMENT, Net                                   51,096             --             --        51,096
                                                         -----------    -----------    -----------   -----------

OTHER ASSETS

     Intellectual Property (Note 2)                               --             --      2,839,694     2,839,694
     Goodwill                                                 91,000             --             --        91,000
                                                         -----------    -----------    -----------   -----------

         Total Other Assets                                   91,000             --      2,839,694     2,930,694
                                                         -----------    -----------    -----------   -----------

            TOTAL ASSETS                                 $   810,563    $        --    $ 2,839,694   $ 3,650,257
                                                         ===========    ===========    ===========   ===========


                   See Summary of Assumptions and Disclosures

                          SECURAC CORP. AND SUBSIDIARY
                  Combined Pro Forma Balance Sheet (Continued)
                         (Expressed in Canadian Dollars)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                           Securac          Risk
                                                            Corp.        Governance     Pro Forma
                                                           (Parent)         Inc.       Adjustments
                                                         December 31,   December 31,     Increase     Pro Forma
                                                             2004           2004        (Decrease)    Combined
                                                         -----------    -----------    -----------   -----------
                                                                        (Unaudited)                  (Unaudited)
CURRENT LIABILITIES

     Accounts payable                                    $   561,646    $        --    $        --   $   561,646
     Accrued liabilities                                     122,315             --             --       122,315
     Deferred revenue                                         34,657             --             --        34,657
     Current portion of obligation under capital lease         5,088             --             --         5,088
     Due to related company                                  200,022             --             --       200,022
     Note payable                                            280,596             --             --       280,596
                                                         -----------    -----------    -----------   -----------

         Total Current Liabilities                         1,204,324             --             --     1,204,324
                                                         -----------    -----------    -----------   -----------

LONG-TERM LIABILITIES

     Obligation under capital lease                            6,379             --             --         6,379
                                                         -----------    -----------    -----------   -----------

         Total Long-Term Liabilities                           6,379             --             --         6,379
                                                         -----------    -----------    -----------   -----------

         Total Liabilities                                 1,210,703             --             --     1,210,703
                                                         -----------    -----------    -----------   -----------

STOCKHOLDERS' EQUITY (DEFICIT)

     Common stock; $0.01 USD par value (average
      of $0.015 CDN par value), 200,000,000 shares
      authorized, 43,546,990 and 45,842,434 shares
      issued and outstanding                                 658,478             --         28,397       686,875
     Additional paid-in capital                            4,911,558         62,677      2,748,620     7,722,855
     Stock subscription receivable                          (617,708)            --             --      (617,708)
     Other comprehensive loss (Note 9)                       (59,470)            --             --       (59,470)
     Accumulated deficit                                  (5,292,998)       (62,677)        62,677    (5,292,998)
                                                         -----------    -----------    -----------   -----------

         Total Stockholders' Equity (Deficit)               (400,140)            --      2,839,694     2,439,554
                                                         -----------    -----------    -----------   -----------

            TOTAL LIABILITIES AND STOCKHOLDERS'
             EQUITY (DEFICIT)                            $   810,563    $        --    $ 2,839,694   $ 3,650,257
                                                         ===========    ===========    ===========   ===========

                   See Summary of Assumptions and Disclosures

                          SECURAC CORP. AND SUBSIDIARY
                   Combined Pro Forma Statements of Operations
                         (Expressed in Canadian Dollars)


                                                     Securac          Risk
                                                       Corp.       Governance
                                                    (Parent)          Inc.
                                                     For the         For the       Pro Forma
                                                   Year Ended       Year Ended    Adjustments
                                                   December 31,    December 31,     Increase       Pro Forma
                                                      2004             2004        (Decrease)      Combined
                                                  ------------    ------------    -----------    ------------
                                                                   (Unaudited)                    (Unaudited)
REVENUES

     License fees                                 $    145,278    $         --    $        --    $    145,278
     Contract services                                 579,994              --             --         579,994
                                                  ------------    ------------    -----------    ------------

         Total Revenues                                725,272              --             --         725,272

COST OF SALES                                          209,392              --             --         209,392
                                                  ------------    ------------    -----------    ------------

GROSS MARGIN                                           515,880              --             --         515,880
                                                  ------------    ------------    -----------    ------------

OPERATING EXPENSES

     Depreciation and amortization                      26,093              --             --          26,093
     General and administrative                        285,111          11,451             --         296,562
     Investor relations                                     --              --             --              --
     Payroll                                         1,029,060              --             --       1,029,060
     Professional fees                               1,159,009              --             --       1,159,009
     Research and development                          795,302          11,814             --         807,116
     Sales and marketing                               495,578           5,880             --         501,458
                                                  ------------    ------------    -----------    ------------

         Total Operating Expenses                    3,790,153          29,145             --       3,819,298
                                                  ------------    ------------    -----------    ------------

LOSS FROM OPERATIONS                                (3,274,273)        (29,145)            --      (3,303,418)
                                                  ------------    ------------    -----------    ------------

OTHER INCOME (EXPENSE)

     Interest income                                        --              --             --              --
     Interest expense                                  (10,296)             --             --         (10,296)
     Realized loss on foreign currency exchange             --              --             --              --
     Other income (expense)                               (173)             --             --            (173)
     Loss on disposal of assets                             --              --             --              --
                                                  ------------    ------------    -----------    ------------

         Total Other Income (Expense)                  (10,469)             --             --         (10,469)
                                                  ------------    ------------    -----------    ------------

NET LOSS                                          $ (3,284,742)   $    (29,145)   $        --    $ (3,313,887)
                                                  ============    ============    ===========    ============

BASIC LOSS PER COMMON SHARE (Note 1)              $      (0.09)            N/A                   $      (0.09)
                                                  ============     ===========                   ============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                 36,571,730             N/A                     36,571,730
                                                  ============     ===========                   ============

                   See Summary of Assumptions and Disclosures

                          SECURAC CORP. AND SUBSIDIARY
                     Summary of Assumptions and Disclosures


NOTE 1 -      BASIS OF FINANCIAL STATEMENT PRESENTATION

              The unaudited pro forma combined financial statements give effect to the acquisition of Risk Governance, Inc. by Securac Corp. effective January 6, 2005. The unaudited pro forma combined financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of Securac Corp. for the year ended December 31, 2004 as if the acquisition had occurred on January 1, 2004. The unaudited proforma combined statement of operations for the year ended December 31, 2004 is based on the audited financial statements of Securac Corp. for the year ended December 31, 2004 and the unaudited financial statements of Risk Governance, Inc. for the year ended December 31, 2004.

              The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been realized for the period presented, nor do they purport to project the results of operations for any future periods. The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of Securac Corp. as of and for the year ended December 31, 2004.

NOTE 2 -      ASSUMPTIONS AND ADJUSTMENTS

              On January 6, 2005, Securac Corp. acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"), in exchange for 2,295,444 shares of common stock of Securac Corp. valued at $2,839,694, or $1.24 per share. The transaction was effected pursuant to a share purchase agreement entered into on the same date by Securac Corp. with the shareholders of RGI. As a result of the acquisition, RGI is now a wholly-owned subsidiary of Securac Corp. As part of this transaction, Securac Corp. recorded intellectual property of $2,839,694 as described in the next paragraph.

              The principal asset acquired through the acquisition of RGI is a license to certain corporate governance software technology owned and developed by Risk Governance Ltd., a United Kingdom company under common ownership with RGI prior to the acquisition ("RGL"). The license gives RGI the right to commercialize applications of the software technology on an exclusive basis in North America in exchange for royalty payments to RGL. Contemporaneous with and as a condition to the acquisition of RGI, Securac Holdings Inc., a private Alberta corporation ("Holdings") from which Securac Corp. licenses its Acertus(TM) software technology from Holding's wholly-owned subsidiary, Securac Technologies, Inc., acquired all of the outstanding stock of RGL in exchange for an equity interest in Holdings. Holdings is controlled and substantially owned by three members of Securac Corp.